PLAN AND AGREEMENT OF MERGER
                                       OF
                                   PAY88, LTD.
                          (a New Hampshire corporation)
                                       AND
                                   PAY88, INC.
                             (a Nevada corporation)

            PLAN AND AGREEMENT OF MERGER (this "Plan and Agreement of Merger"), entered into on July __, 2005 by Pay88, Ltd., a New Hampshire corporation (the "Terminating Corporation") and approved by resolution adopted by its Board of Directors on said date, and entered into on July ___, 2005 by Pay88, Inc., a Nevada corporation (the "Surviving Corporation"), and approved by resolution adopted by its Board of Directors on said date.

            WHEREAS, the Terminating Corporation and the Surviving Corporation and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge the Terminating Corporation with and into the Surviving Corporation (the "Merger") pursuant to the provisions of the New Hampshire Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by the Terminating Corporation and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by the Surviving Corporation and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

            1. The Terminating Corporation shall, pursuant to the provisions of the New Hampshire Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into the Surviving Corporation, which shall be the surviving corporation from and after the effective time of the Merger, and which shall continue to exist as said surviving corporation under the name the Pay88, Inc. pursuant to the provisions of the Nevada Revised Statutes. The separate existence of the Terminating Corporation shall cease at said effective time in accordance with the provisions of the New Hampshire Business Corporation Act.

            2. The present Articles of Incorporation of the Surviving Corporation will be the Articles of Incorporation of the Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

            3. The present By-Laws of the Surviving Corporation will be the By-Laws of said Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

            4. The directors and officers in office of the Surviving Corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the Surviving Corporation.

            5. Each issued share of the common stock of the Terminating Corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the Surviving Corporation. The Surviving Corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

            6. Stockholders of the Terminating Corporation shall continue to have rights to notices, distributions or voting with respect to the Surviving Corporation, and shall receive certificates representing shares of the Surviving Corporation upon tender of certificates representing shares of the Terminating Corporation for exchange.

            7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the Terminating Corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the Surviving Corporation on the basis of one (1) share of the common stock of the Surviving Corporation for each share of common stock of the Terminating Corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the Surviving Corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the Terminating Corporation.

            8. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the Terminating Corporation in accordance with the provisions of the New Hampshire Business Corporation Act and upon behalf of the Surviving Corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New Hampshire and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of New Hampshire and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

            9. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the Merger herein provided for.

            10. The effective time of this Plan and Agreement of Merger, and the time at which the Merger herein agreed shall become effective in the State of New Hampshire and the State of Nevada, shall be on the last to occur of:

            (a) the approval of this Plan and Agreement of Merger by the stockholders of the Terminating Corporation in accordance with the New Hampshire Business Corporation Act; or

            (b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

            (c) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the New Hampshire Revised Statutes, is filed with the Secretary of State of the State of New Hampshire.

            11. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

            12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of New Hampshire and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of the Terminating Corporation and the stockholders of the Surviving Corporation, no such amendment may (a) change the rate of exchange for any shares of the Terminating Corporation or the types or amounts of consideration that will be distributed to the holders of the shares of stock of the Terminating Corporation; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of the Terminating Corporation or the Surviving Corporation.

            IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   July 2005


                                      PAY88, LTD.
                                      a New Hampshire corporation


                                      By:        /s/ Guo Fan
                                                 -----------
                                                 Guo Fan, President


                                      PAY88, INC.
                                      a Nevada corporation


                                      By:        /s/ Guo Fan
                                                 -----------
                                                 Guo Fan, President